SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2003

GLYCOGENESYS, INC.

(Exact name of registrant as specified in charter)

NEVADA	0-26476	33-0231238
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31 St. James Avenue, Boston, Massachusetts	02116
(Address of principal executive officers)	(Zip Code)

Registrant’s telephone number, including area code: (617) 422-0674

Not Applicable

(Former name or former address, if changed since last report)

ITEM 5.	OTHER ITEMS

On October 22, 2003, GlycoGenesys, Inc. (the “Company”) issued a press release announcing the results of a Phase I dose escalation clinical trial of GCS-100 presented at the Rodman Renshaw Techvest Conference held in Boston, Massachusetts. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is filed as part of this Form 8-K.

Exhibit Number	Description

99.1	Press release dated October 22, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 22, 2003	By:	/s/ Bradley J. Carver

Bradley J. Carver
President and Chief Executive Officer